Exhibit 99.2

wtwco.com WTW Earnings Release Supplemental Materials July 27, 2023 2023 Second Quarter Financial Results © 2023 WTW. All rights reserved.

WTW Forward-Looking Statements

This document contains 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events, or developments that we expect or anticipate may occur in the future, including such things as our outlook, the potential impact of natural or man-made disasters like health pandemics and other world health crises on; future capital expenditures; ongoing working capital efforts; future share repurchases; financial results (including our revenue, costs, or margins) and the impact of changes to tax laws on our financial results; existing and evolving business strategies and acquisitions and dispositions, including our completed sale of Willis Re to Arthur J. Gallagher & Co. ('Gallagher') and transitional arrangements related thereto; demand for our services and competitive strengths; strategic goals; the benefits of new initiatives; growth of our business and operations; our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes; our ability to implement and realize anticipated benefits of any cost-savings initiatives including the multi-year operational Transformation program; and plans and references to future successes, including our future financial and operating results, short-term and long-term financial goals, plans, objectives, expectations and intentions are forward-looking statements including with respect to free cash flow generation, adjusted net revenue, adjusted operating margin, and adjusted earnings per share. Also, when we use words such as 'may,' 'will,' 'would,' 'anticipate,' 'believe,' 'estimate,' 'expect,' 'intend,' 'plan,' 'continues,' 'seek,' 'target,' 'goal,' 'focus,' 'probably,' or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: our ability to successfully establish, execute and achieve our global business strategy as it evolves; our ability to fully realize anticipated benefits of our growth strategy; our ability to achieve our short-term and long-term financial goals, such as with respect to our cash flow generation, and the timing with respect to such achievement; the risks related to changes in general economic (including a possible recession), business and political conditions, including changes in the financial markets, inflation, credit availability, increased interest rates and trade policies; the risks to our short-term and long-term financial goals from any of the risks or uncertainties set forth herein; the risks to our business, financial condition, results of operations, and long-term goals that may be materially adversely affected by any negative impact on the global economy and capital markets resulting from or relating to inflation, the military conflict between Russia and Ukraine or any other geopolitical tensions and the withdrawal from our high margin businesses in Russia and our ability to achieve cost-mitigation measures; our ability to successfully hedge against fluctuations in foreign currency rates; the risks relating to the adverse impacts of natural or man-made disasters like health pandemics and other world health crises, such as the COVID-19 pandemic, including supply chain, workforce availability, vaccination rates, and other impacts on the people and businesses in jurisdictions where we do business, on the demand for our products and services, our cash flows and our business operations; material interruptions to or loss of our information processing capabilities, or failure to effectively maintain and upgrade our information technology resources and systems and related risks of cybersecurity breaches or incidents; our ability to comply with complex and evolving regulations related to data privacy and cybersecurity; the risks relating to the transitional arrangements in effect subsequent to our now-completed sale of Willis Re to Gallagher; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals and non-recurring revenue increases from disposals and book-of-business sales; the failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions, including our ability to integrate or manage such acquired businesses, as well as identify and successfully execute on opportunities for strategic collaboration; our ability to integrate direct-to-consumer sales and marketing solutions with our existing offerings and solutions; our ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the ongoing impact of Brexit on our business and operations, including as a result of updated regulatory guidance, such as that issued by the European Insurance and Occupational Pensions Authority on February 3, 2023, ongoing efforts and resources allocated to the post-Brexit evolution of regulations and laws and the need to relocate talent or roles or both between or within the E.U. and the U.K., or otherwise; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; our ability to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third-party service providers and suppliers; risks relating to changes in our management structures and in senior leadership; the loss of key employees or a large number of employees and rehiring rates; our ability to maintain our corporate culture; doing business internationally, including the impact of foreign currency exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations (such as sanctions imposed on Russia) and related counter-sanctions; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the U.S. healthcare system, including those related to Medicare and any legislative actions from the current U.S. Congress, and any other changes and developments in legal, economic, business or operational conditions impacting our Medicare benefits businesses such as TRANZACT; the inability to protect our intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities and related changes in pension income, including as a result of, related to, or derived from movements in the interest rate environment, investment returns, inflation, or changes in other assumptions that are used to estimate our benefit obligations, and its effect on adjusted earnings per share; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. or foreign laws, and the enactment of additional, or the revision of existing, state, federal, and/or foreign laws and regulations, recent judicial decisions and development of case law, other regulations and any policy changes and legislative actions, including those that impact our effective tax rate; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; risks relating to or arising from environmental, social and governance ('ESG') practices; fluctuation in revenue against our relatively fixed or higher than expected expenses; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10-K, and our subsequent filings with the SEC. Copies are available online at www.sec.gov or www.wtwco.com.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

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© 2023 WTW. All rights reserved.
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wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. WTW Non - GAAP Measures In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s ma nag ement uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and o the r interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency impacts necessary for a quantit ati ve reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to a ddr ess the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calcul ati ons and the U.S. GAAP measures may be materially different than the non - GAAP measures. 3

wtwco.com Updated 2024 adjusted operating margin and adjusted EPS targets Continued to return value to shareholders, repurchasing $350M of shares in Q2 - 23 Delivered strong organic growth 1 of 7% in Q2 - 23 despite headwinds from book - of - business activity Continued to make significant progress on strategic priorities © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Key Takeaways Realized $53M of incremental annualized savings in Q2 - 23, bringing the total to $277M since Transformation Program inception 4 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations.

wtwco.com Key figures © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q2 2023 GAAP Financial Results Six months ended June 30, Three months ended June 30, $USD million, except EPS and % 2022 2023 2022 2023 $4,191 $4,403 5% $2,031 $2,159 6% Revenue % change $316 $427 35% $137 $142 4% Income from Operations % change 7.5% 9.7% 220 bps $6.7 6.6% (10) bps Operating Margin % change, basis points $239 $302 26% $114 $96 (16)% Net Income % change $2.01 $2.77 38% $0.97 $0.88 (9)% Diluted EPS % change $258 $430 67% Net Cash From Operating Activities % change 5

wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q2 2023 Key Figures, Including Non - GAAP Financial Results Total Revenue +7% Q2 2023 Organic +3 % Q2 2022 Organic Adjusted Diluted EPS 1 Q2 2023 Results Adjusted Operating Margin 1 Transformation Program $277M of run rate savings since inception Free Cash Flow 1 $2.2 B Q2 2023 $ 2.05 Q2 2023 $2.32 Q2 2022 $350M Q2 2023 - 12 % Q2 2023 14.6% Q2 2023 - 90 bps Q2 2023 15.5 % Q2 2022 +$152M Q2 - 23 v. Q2 - 22 $198M Q2 2022 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations. 6

wtwco.com Financial Review © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 7

Quarterly Segment Performance: Health, Wealth & Career

Segment Highlights

- For the quarter, HWC had organic revenue growth of 5%, with BD&O leading the segment. Organic revenue growth excluding the impact of book-of-business settlement revenue was 7%.
  - BD&O generated organic revenue growth driven by higher volumes and placements of Medicare Advantage and Life policies in Individual Marketplace and increased project activity in Outsourcing.
  - Wealth generated organic revenue growth from higher levels of Retirement work in North America and Europe, along with new client acquisitions and higher fees related to value-added services in Investments.
  - Health faced significant headwinds from book-of-business settlement revenue in the comparable period, but the business had organic revenue growth driven by the continued expansion of our client portfolio in International and Europe and increased project activity and brokerage income in North America.
  - Career grew revenue organically through increased reward-based advisory services and higher compensation survey participation.
- Operating income was $222M in the quarter, an increase of 2% from the prior year. Operating margin decreased 40 bps from the prior year primarily due to headwinds from the impact of book-of-business settlement revenue in the prior year, partially offset by Transformation savings.

Revenue ($M)



$1,215
$1,159
Q2-23
Q2-22

Adjusted Operating Margin



18.3%
18.7%
Q2-23
Q2-22

Organic Revenue Growth[1]	Q2-23	Q2-22
Health	4%	8%
Wealth	5%	(7)%
Career	4%	5%
Benefits Delivery & Outsourcing (BD&O)	7%	7%
Health, Wealth & Career	5%	2%

1 Signifies Non-GAAP financial measure. See appendix for Non-GAAP reconciliations.

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© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com Segment Highlights • For the quarter, R&B had organic revenue growth of 6%. Organic revenue growth excluding the impact of book - of - business settlement revenue was 10%. – CRB generated solid organic revenue growth across all geographies, primarily driven by new business, improved retention and strong contributions from our global lines of business, despite significant pressure by headwinds from book - of - business settlement revenue in the comparable period. Organic revenue growth excluding the impact of book - of - business settlement revenue was 11%. – ICT had organic revenue growth from software sales and increased project revenue. • Operating income of $145M in the quarter declined by 14%. • Operating margin contracted by 360 bps primarily due to the run - rate impact of investments in talent who are continuing to ramp up in revenue production, higher travel and expense related items due to the increased volume of client - based travel, and headwinds from the impact of book - of - business settlement revenue in the prior year. Quarterly Segment Performance: Risk & Broking © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q2 - 22 Q2 - 23 $ 900 $ 852 Revenue ($M) Adjusted Operating Margin Q2 - 22 Q2 - 23 Organic Revenue Growth 1 3% 7% Corporate Risk & Broking (CRB) 9% 3% Insurance Consulting & Technology (ICT) 3% 6% Risk & Broking 16.1% 19.7% Q2 - 23 Q2 - 22 9 1 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations.

Continued Progress on Transformation Program

On track to generate $380M of annualized savings through 2024

Costs to Achieve ($ millions)	Q2-23 YTD	Cumulative From Inception	Total Transformation
Real Estate Rationalization	$13	$111	
Technology Modernization	$40	$95	
Process Optimization	$76	$168	
Other	$11	$27	
Total Restructuring / Transformation Costs	**$140**	**$401**	**~$630**
Total Capital Expenditures	**$32**	**$68**	**~$270**
Total Costs to Achieve	**$172**	**$469**	**~$900**
Annualized Run-Rate Savings	**$128**	**$277**	**$380**

Delivering on our financial commitments

- Delivering **$380M run-rate savings to contribute 380 bps of margin improvement**, while investing for growth
- Realized **$53M of incremental annualized savings** during the quarter and **$277M of annualized savings** since program inception
- Incurred **$92M of restructuring / transformation related charges** during the quarter
- **$13M of capital expenditures** for the quarter
- Cumulative total investment (OpEx + CapEx) to date is **$469M representing ~52%** of expected total one-time program costs

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© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com Maintaining a Flexible Balance Sheet © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. Reinforcing our business fundamentals; safeguarding WTW’s financial strengths June 30, 2023 Dec 31, 2022 ($ millions) 1,602 1,262 Cash and Cash Equivalents 5,464 4,721 Total Debt 1 9,877 10,093 Total Equity 2.3x 2.0x Debt to Adj. EBITDA 2 Trailing 12 - month Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and successfully reduced our leverage profile 11

Executing Against a Balanced Capital Allocation Strategy

Capital Allocation Priorities

- Reinvest in capabilities, businesses, and processes
- Invest in innovation, technology, and new business
- Return excess cash to shareholders through share repurchases and dividends to create long-term shareholder value
- Strengthen balance sheet and liquidity
- Sustain dividends and payout ratio
- Business portfolio management
- Pursue opportunistic tuck-in and bolt-on M&A to strengthen capabilities

Q2-23 Highlights

- Repurchased $350 million of shares during the quarter
- Paid quarterly cash dividend of $0.84 per common share



CASH RETURNED TO SHAREHOLDERS
$9.8B
FY2016 to Q2 2023
Share repurchases
Dividends
$595
$396
$199
2016
$986
$709
$277
2017
$908
$602
$306
2018
$479
$150
$329
2019
$346
$346
2020
$2,001
$1,627
$374
2021
$3,899
$3,530
$369
2022
$631
$454
$177
2023



MEANINGFUL DIVIDEND GROWTH
+8%
Cash dividend growth 7 years CAGR
Quarterly cash dividend per share
+8%
$0.48
$0.53
$0.60
$0.65
$0.71
$0.80
0.82
0.84
2016
2017
2018
2019
2020
2021
2022
2023

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© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 2023 Financial Targets 1 Expect to deliver adjusted operating margin expansion for full year 2023 FY2023 Adjusted Margin Improvement Expect approximately $0.05 headwind on Adj. EPS at today’s rates FY2023 Foreign Currency Impact on Adjusted EPS Expect approximately $ 112 million in non - cash pension income FY2023 Other Income Expect to deliver approximately $ 160 M of incremental run - rate savings FY2023 Transformation Program Expect to deliver mid - single digit organic revenue growth FY2023 Revenue Growth 1 Reflects the Company’s current beliefs and expectations as of July 27, 2023 and are subject to significant risks and uncert ain ties. Also includes Non - GAAP financial measures. We do not reconcile forward - looking Non - GAAP measures for reasons explained in the appendix. 13 Expect approximately 12% free cash flow margin for full year 2023 Refer to the following slides for more information on long - term FCF improvement FY2023 Free Cash Flow Margin Improvement

wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautio nary language, including how actual results may differ materially from those in the slide presentation. 14 Near - term FCF Margin Expectations 2022 Non - Recurring FCF Headwinds • ~$300M tax payments made on gains recorded in 2021 in connection with receipt of termination fee and divested treaty reinsurance business • ~$150M realized losses on foreign currency hedges • ~$150M for retention awards and other executive compensation payments 2023 Non - Recurring FCF Headwinds • ~$150M incremental acceleration and expansion of cash investment in Transformation Program 8% 14% 12% 3% 2% 2% 0% 5% 10% 15% 20% 8% 14% 12% 3% 2% 2% 0% 5% 10% 15% 20% 2022 FCF 2023 FCF Compensation Tax Payments F/X Hedges 2022 Normalized - 2% Transformation 1 C omponents of Free Cash Flow margin may not add due to rounding 2023 Free Cash Flow Margin 1 2023 Free Cash Flow Margin of ~12%

Long-Term FCF Margin Improvement Opportunities and Range

Long-Term Free Cash Flow Margin



12%
16%+
400+ basis points improvement

2023 FCF Margin	Tranzact Cash Conversion [1]	Transformation Program Spend [2]	Improved Profitability	Long-Term FCF Margin
	Improvement in TRANZACT cash conversion driven by maturation of the business	Abatement of cash investments in Transformation program	Expansion of adjusted operating margin to 2024 target, and beyond	

1 TRANZACT cash conversion dynamics created a ~200 bps headwind to 2022 free cash flow margin
2 Transformation program spend created a ~230-bps headwind to 2022 free cash flow margin

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© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com Strategy and Operating Performance © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 16

wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautio nary language, including how actual results may differ materially from those in the slide presentation. 17 Focus on the execution on our strategy and the generation of outstanding value creation for all shareholders Our Strategic Priorities: Grow, Simplify, Transform FY 2024 Financial Targets 1 Adjusted Operating Margin 2 Cost Savings 2 $9.9B+ Revenue Adjusted EPS 2 22.5% – 23.5% $15.40 - $ 17.00 $380M • Grow: Invest to grow at or above market in chosen areas • Simplify: Increase agility; do the basics well • Transform: Enhance client and colleague experience through operational excellence 1 Reflects the Company’s current beliefs and expectations as of July 27, 2023 and are subject to significant risks and uncert ain ties. Also includes Non - GAAP financial measures. We do not reconcile forward - looking Non - GAAP measures for reasons explained in the appendix. 2 Refer to Appendix 2 for more information on 2024 Outlook for Adjusted Operating Margin, Adjusted Diluted EPS and Transformati on Program cost savings. 3 Refer to the following slide for more information on long - term FCF improvement. FCF 3 Continual improvement

wtwco.com Recent Progress Against Strategic Priorities © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Grow Simplify Transform x Announced Lucy Clarke as the Global Head of Risk & Broking beginning in the Q3 2024 as part of strategy to enhance talent base and further enhance specialization x Continued focus on growth opportunities in core and high - growth markets x New talent contributing to performance x Expect client pipeline momentum x Re - segmentation and corporate rebrand improving sales and retention outcomes x Realized $53M of incremental annualized savings in Q2 - 23 and $ 277M since inception x Repurchased 1.5M shares for $350M in Q2 - 23 18

wtwco.com Delivering superior advice, broking and solutions in the areas of people, risk and capital We Have a Portfolio of Leading Businesses in Attractive Markets We have: A distinctive mix of complementary businesses • Accomplished and aspiring talent • Collaborative client - first culture • Sophisticated data and analytics • Powerful tools A strong balance sheet and significant financial flexibility © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. ~35 M individuals use our platforms to access benefits and insurance 19

Segment Overview: Health, Wealth, & Career[1]

Health, Wealth & Career: World-class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients

Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk

Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients

Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

2022 Revenue



BD&O 34%
Health 24%
Wealth 30%
Career 12%

Revenue ($M)



$4,586
$4,895
$5,268
$5,287
2019
2020
2021
2022

Operating Income ($M)



$1,149
$1,236
$1,346
$1,382
2019
2020
2021
2022

Operating Margin %



25.0%
25.2%
25.6%
26.1%
2019
2020
2021
2022

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.

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© 2023 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

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wtwco.com $3,282 $3,316 $3,564 $3,460 2019 2020 2021 2022 $650 $714 $835 $734 2019 2020 2021 2022 19.8% 21.6% 23.4% 21.2% 2019 2020 2021 2022 Segment Overview: Risk & Broking 1 © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capita and improve performance Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations Revenue ($M) Operating Income ($M) Operating Margin % 21 2022 Revenue CRB 89% ICT 11% 1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results pr ior to 2022 were recast to reflect the realignment effective January 1, 2022.

wtwco.com Value Creation Framework 1. Seek profitable growth through innovation in attractive markets 2. Target superior shareholder returns through buybacks and prudent investments 3. Defensive business model with historically lower volatility than other financial services subsectors 4. Accelerate operational transformation, resulting in meaningful margin improvements 5. Experienced, diverse management and global leadership team focused on achieving targets © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 22

wtwco.com Appendix 1: Reconciliation of Non - GAAP Measures © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 23

wtwco.com Constant Currency and Organic Revenue Change © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Components of Revenue Change (i) Less: Less: Organic Acquisitions/ Constant Currency Currency As Reported Three Months Ended June 30, Change Divestitures Change Impact % Change 2022 2023 5% 0% 5% 0% 5% 1,159 $ 1,215 $ Health, Wealth & Career 6% 0% 6% (1)% 6% 852 900 Risk & Broking 6% 0% 6% 0% 5% 2,011 2,115 Segment Revenue 20 44 Reimbursable expenses and other 7% 0% 7% 0% 6% 2,031 $ 2,159 $ Revenue As reported, USD millions except % (i) Components of revenue change may not add due to rounding 24 Components of Revenue Change (i) Less: Less: Organic Acquisitions/ Constant Currency Currency As Reported Six Months Ended June 30, Change Divestitures Change Impact % Change 2022 2023 6% 0% 6% (2)% 4% 2,403 $ 2,502 $ Health, Wealth & Career 8% (2)% 6% (2)% 3% 1,743 1,804 Risk & Broking 7% (1)% 6% (2)% 4% 4,146 4,306 Segment Revenue 45 97 Reimbursable expenses and other 8% (1)% 7% (2)% 5% 4,191 $ 4,403 $ Revenue

wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Adjusted Op Income and Margin, Adj. EBITDA and Margin QTD Three Months Ended June 30, 2022 2023% 6.7 137 $ % 6.6 142 $ Income from operations Adjusted for certain items: 83 70 Amortization 56 10 Restructuring costs 38 93 Transaction and transformation % 15.5 314 $ % 14.6 315 $ Adjusted operating income Three Months Ended June 30, 2022 2023% 5.6 114 $ % 4.4 96 $ Net Income 46 — Loss from discontinued operations, net of tax 19 24 Provision for income taxes 51 57 Interest expense 65 64 Depreciation 83 70 Amortization 56 10 Restructuring costs 38 93 Transaction and transformation (22) (3) Gain on disposal of operations % 22.2 450 $ % 19.0 411 $ Adjusted EBITDA and Adjusted EBITDA Margin As reported, USD millions except % 25

wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Adjusted Op Income and Margin, Adj. EBITDA and Margin YTD Six Months Ended June 30, 2022 2023% 7.5 316 $ % 9.7 427 $ Income from operations Adjusted for certain items: 81 — Impairment 168 141 Amortization 62 13 Restructuring costs 58 152 Transaction and transformation % 16.3 685 $ % 16.6 733 $ Adjusted operating income Six Months Ended June 30, 2022 2023% 5.7 239 $ % 6.9 302 $ Net Income 35 — Loss from discontinued operations, net of tax 62 74 Provision for income taxes 100 111 Interest expense 81 — Impairment 131 124 Depreciation 168 141 Amortization 62 13 Restructuring costs 58 152 Transaction and transformation 32 (3) (Gain)/loss on disposal of operations % 23.1 968 $ % 20.8 914 $ Adjusted EBITDA and Adjusted EBITDA Margin As reported, USD millions except % 26

wtwco.com Adjusted Net Income and Adjusted Diluted EPS, QTD © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % Three Months Ended June 30, 2022 2023 109 $ 94 $ Net Income attributable to WTW Adjusted for certain items: 46 — Loss from discontinued operations, net of tax 83 70 Amortization 56 10 Restructuring costs 38 93 Transaction and transformation (22) (3) Gain on disposal of operations (50) (43) Tax effect on certain items listed above ( i ) — (2) Tax effect of internal reorganizations 260 $ 219 $ Adjusted Net Income 112 107 Weighted - average shares of common stock, diluted 0.97 $ 0.88 $ Diluted Earnings Per Share Adjusted for certain items: (ii) 0.41 — Loss from discontinued operations, net of tax 0.74 0.65 Amortization 0.50 0.09 Restructuring costs 0.34 0.87 Transaction and transformation (0.20) (0.03) Gain on disposal of operations (0.45) (0.40) Tax effect on certain items listed above ( i ) — (0.02) Tax effect of internal reorganizations 2.32 $ 2.05 $ Adjusted Diluted Earnings Per Share (ii) ( i ) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. 27

wtwco.com Adjusted Net Income and Adjusted Diluted EPS, YTD © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % Six Months Ended June 30, 2022 2023 231 $ 297 $ Net Income attributable to WTW Adjusted for certain items: 35 — Loss from discontinued operations, net of tax 81 — Impairment 168 141 Amortization 62 13 Restructuring costs 58 152 Transaction and transformation 32 (3) (Gain)/loss on disposal of operations (92) (77) Tax effect on certain items listed above ( i ) — 2 Tax effect of internal reorganizations 575 $ 525 $ Adjusted Net Income 115 107 Weighted - average shares of common stock, diluted 2.01 $ 2.77 $ Diluted Earnings Per Share Adjusted for certain items: (ii) 0.30 — Loss from discontinued operations, net of tax 0.70 — Impairment 1.46 1.31 Amortization 0.54 0.12 Restructuring costs 0.50 1.42 Transaction and transformation 0.28 (0.03) Gain/(loss)on disposal of operations (0.80) (0.72) Tax effect on certain items listed above ( i ) — 0.02 Tax effect of internal reorganizations 4.99 $ 4.89 $ Adjusted Diluted Earnings Per Share (ii) ( i ) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. 28

wtwco.com Adjusted Income Before Taxes, Adjusted Income Tax Rate and Free Cash Flow As reported, USD millions except % © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Three Months Ended June 30, 2022 2023 179 $ 120 $ Income from continuing operations before income taxes Adjusted for certain items: 83 70 Amortization 56 10 Restructuring costs 38 93 Transaction and transformation (22) (3) Gain on disposal of operations 334 $ 290 $ Adjusted income before taxes 19 $ 24 $ Provision for income taxes 50 43 Tax effect on certain items listed above ( i ) — 2 Tax effect of internal reorganizations 69 $ 69 $ Adjusted income taxes 10.5% 19.8% U.S. GAAP tax rate 20.5% 23.7% Adjusted income tax rate Six Months Ended June 30, 2022 2023 258 $ 430 $ Cash flows from operating activities (60) (80) Less: Additions to fixed assets and software for internal use 198 $ 350 $ Free Cash Flow ( i ) The tax effect was calculated using an effective tax rate for each item. 29 Six Months Ended June 30, 2022 2023 336 $ 376 $ Income from continuing operations before income taxes Adjusted for certain items: 81 — Impairment 168 141 Amortization 62 13 Restructuring costs 58 152 Transaction and transformation 32 (3) (Gain)/loss on disposal of operations 737 $ 679 $ Adjusted income before taxes 62 $ 74 $ Provision for income taxes 92 77 Tax effect on certain items listed above ( i ) — (2) Tax effect of internal reorganizations 154 $ 149 $ Adjusted income taxes 18.4% 19.6% U.S. GAAP tax rate 20.8% 22.0% Adjusted income tax rate

wtwco.com Appendix 2: 2024 Outlook © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 30

wtwco.com 2024 Outlook The Company is updating its 2024 financial targets as set forth in the table below to account for an expected decline in pension income of approximately $1.65 per share. The change also accounts for an expected increase in the adjusted income tax rate and further investments in talent and other strategic initiatives to support long - term growth in Risk & Broking relative to the initial targets set in 2021. As a result of the continued success of its Transformation Program, the Company is increasing its 2024 target of total annualized run - rate savings to $380 million. The costs to achieve these savings remain unchanged from the previously - announced $900 million. © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 31 Updated Targets Previous Targets $9.9+ billion* $9.9+ billion Revenue 22.5 - 23.5% 23 - 24% Adjusted Operating Margin $15.40 - $17.00 $17.50 - $20.50 Adjusted Diluted EPS $380 million $360+ million Transformation Program Annual Cost Savings $900 million* $900 million Transformation Program Costs to Achieve *No update to previous target

wtwco.com © 2023 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success — and provide perspective that moves you. Learn more at www.wtwco.com . 32